Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
Acquisitions

NOTE 3—Acquisitions

        Western Coal Corp.    On November 18, 2010, the Company announced its intent to acquire all of the outstanding common shares of Western Coal. Western Coal is a producer of high quality metallurgical coal from mines in Northeast British Columbia (Canada), high quality metallurgical coal and compliant thermal coal from mines located in West Virginia (United States), and high quality anthracite coal from mines located in South Wales (United Kingdom). The acquisition of Western Coal substantially increased the Company's reserves available for future production, the majority of which is high-quality metallurgical coal, and created a diverse geographical footprint with strategic access to high-growth steel-producing countries in both the Atlantic and Pacific basins.

        On November 17, 2010, the Company entered into a share purchase agreement with various funds advised by Audley Capital to purchase approximately 54.5 million common shares, or 19.8%, of the outstanding common shares of Western Coal for CAD$11.50 per share in two separate transactions. On December 2, 2010 the Company entered into an arrangement agreement with Western Coal to acquire all the remaining outstanding common shares of Western Coal for CAD$11.50 per share in cash or 0.114 of a Walter Energy share, or for a combination thereof at the holder's election, subject to proration.

        In January 2011, the Company completed the first transaction to acquire 25,274,745 common shares of Western Coal, or 9.15% of the outstanding shares, from funds advised by Audley Capital. The shares were purchased for $293.7 million in cash and had a fair value of $314.2 million on April 1, 2011. The Company recognized a gain on April 1, 2011 of $20.5 million as a result of remeasuring to fair value the Western Coal shares acquired from Audley Capital which is included in other income in the Consolidated Statements of Operations for the year ended December 31, 2011. On April 1, 2011, the Company acquired the remaining outstanding common shares of Western Coal (including the second Audley Capital transaction) for a combination of $2.2 billion in cash and the issuance of 8,951,558 common shares of Walter Energy valued at $1.2 billion. The fair value of Walter Energy's common stock on April 1, 2011 was $136.75 per share based on the closing value on the New York Stock Exchange. The cash portion was funded with part of the proceeds from the new $2.725 billion credit facility discussed in Note 10. All of the outstanding options to purchase Western Coal common shares that were not exercised prior to the acquisition were exchanged for fully-vested and immediately exercisable options to purchase shares of Walter Energy common stock. The Company issued 193,498 stock options in exchange for the Western Coal stock options outstanding as of April 1, 2011. The stock options issued had a fair value of $15.5 million, which was estimated using the Black-Scholes option pricing model. The outstanding warrants of Western Coal were not directly affected by the acquisition. Instead, upon exercise each warrant entitled the holder to receive cash and shares of Walter Energy common stock that would have been issued if the warrants had been exercised immediately before closing the acquisition.

        The purchase consideration has been preliminarily allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. A full and detailed valuation of the assets and liabilities is being completed with the assistance of an independent third party and certain information and analysis remains pending at this time. Accordingly, the allocation is preliminary and may change as additional information becomes available and is assessed by the Company. The final allocation of the consideration transferred may include adjustment to the fair value estimates of identifiable assets and liabilities, including but not limited to depreciable tangible assets, proven and probable reserves, reserves related to current development projects, value beyond proven and probable reserves, intangible assets and contract-related liabilities after a full review has been completed. The impact of such changes may be material. Fair values were determined using the income, cost and market price valuation methods as deemed appropriate.

        Management further refined information regarding acquired mineral interests during the fourth quarter of 2011 including refined estimates for future costs and production volumes and timing which resulted in a $1.4 billion reduction in fair value initially allocated to mineral interests. This also resulted in an increase in goodwill of $845.5 million and the deferred tax liability was reduced by $555.7 million reflecting a reduction in future depletion expense not deductible for tax. Changes made to the preliminary allocation of the purchase consideration and the alignment of accounting policies in the 2011 fourth quarter impacted the Company's previously reported quarterly results by an increase in net income of $7.8 million and a $0.13 increase in diluted net income per share for the three months ended June 30, 2011 and an increase in net income of $4.1 million and a $0.07 increase in diluted net income per share for the three months ended September 30, 2011. These amounts are included in the Company's results of operations for the year ended December 31, 2011. The Company did not consider the effect of these changes to be material to its second quarter 2011 and third quarter 2011 operating results or financial condition.

        During the 2012 first quarter, the Company completed the valuation of the assets and liabilities with the assistance of an independent third party and recorded refinement adjustments to the preliminary purchase price allocation. These refinements were primarily around the areas of acquired mineral interests including estimates for future costs, production volumes and timing which resulted in a $94.0 million increase in fair value allocated to mineral interests as compared to the December 31, 2011 preliminary fair value. This also resulted in a decrease in goodwill of $57.8 million and the deferred tax liability was increased by $25.5 million, reflecting an increase in future book depletion expense not deductible for tax purposes. Retrospective application of the changes made to the allocation of the purchase consideration in the 2012 first quarter increased retained earnings, a component of stockholders' equity, as of December 31, 2011 and net income for the year ended by $14.4 million. The increase to retained earnings resulting from the change in net income was primarily due to a decrease in mineral interests depletion related to 2011. These recast adjustments are shown in the table below and reflected within the consolidated financial statements presented herein.

        The following tables summarizes the purchase consideration, the December 31, 2011 preliminary purchase price allocation, the preliminary purchase price allocation reported in the Company's quarterly report on Form 10-Q for the period ended September 30, 2011 and the adjustments made in the three months ended December 31, 2011 (in thousands):

Purchase consideration:
Cash	$2,173,080
Fair value of shares of common stock issued	1,224,126
Fair value of stock options issued and warrants	34,765

Fair value of consideration transferred	3,431,971
Fair value of equity interest in Western Coal held before the acquisition	314,231

Total consideration	$3,746,202

	Preliminary September 30, 2011	Adjustments	Preliminary December 31, 2011	Recast Adjustments	Final
Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	$34,065	$—	$34,065	$—	$34,065
Receivables	163,668	—	163,668	—	163,668
Inventories	122,012	(783)	121,229	—	121,229
Other current assets	65,606	20,869	86,475	23	86,498
Mineral interests	4,399,000	(1,407,000)	2,992,000	94,000	3,086,000
Property, plant and equipment	565,228	(4,334)	560,894	(6,702)	554,192
Goodwill	277,404	845,480	1,122,884	(57,844)	1,065,040
Other long-term assets	54,150	—	54,150	—	54,150

Total assets	5,681,133	(545,768)	5,135,365	29,477	5,164,842

Accounts payable and accrued liabilities	180,157	4,826	184,983	—	184,983
Other current liabilities	75,824	6,351	82,175	3,930	86,105
Deferred tax liability	1,576,896	(555,735)	1,021,161	25,547	1,046,708
Other long-term liabilities	102,054	(1,210)	100,844	—	100,844

Total liabilities	1,934,931	(545,768)	1,389,163	29,477	1,418,640

Net assets acquired	$3,746,202	$—	$3,746,202	$—	$3,746,202

        Retrospective application of the changes made to the allocation of the purchase consideration in the 2012 first quarter increased net income previously reported by $14.4 million for the year ended December 31, 2011. The increase to net income was primarily due to a decrease in mineral interests depletion during the period. The following table summarizes the Company's recast and previously reported year ended December 31, 2011 Condensed Consolidated Statements of Operations amounts (in thousands):

	Previously Reported	Recast Adjustments	As Recast
Depreciation and depletion	$245,509	$(14,828)	$230,681
Operating income	558,603	14,828	573,431
Income before income tax expense	479,995	14,828	494,823
Income tax expense	130,819	406	131,225
Net income	349,176	14,422	363,598
Net income per share:
Basic	$5.79	$0.24	$6.03

Diluted	$5.76	$0.24	$6.00

        The following table summarizes the Company's recast and previously reported year ended December 31, 2011 Condensed Consolidated Statement of Cash Flows amounts (in thousands):

	Previously Reported	Recast Adjustments	As Recast
Net Income	$349,176	$14,422	$363,598
Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:
Depreciation and depletion	245,509	(14,828)	230,681
Deferred income tax credit	66,397	406	66,803

        Goodwill is calculated as the excess of the purchase consideration transferred over the fair value of the identifiable assets acquired and liabilities assumed. The factors that contribute to the recognition of goodwill include Western Coal's (i) historical cash flows and income levels, (ii) reputation in its markets, (iii) strength of its management team, (iv) efficiency of its operations, and (v) future cash flows and income growth projections. Goodwill has been assigned to the Canadian and U.K. Operations segment and the U.S. Operations segment in the amounts of $992.4 billion and $72.6 million, respectively. None of the goodwill is expected to be tax deductible. The Company incurred acquisition costs related to the purchase of approximately $23.2 million during the year ended December 31, 2011, which is included in selling, general and administrative expenses in the Company's Consolidated Statements of Operations.

        The amounts of revenues and earnings of Western Coal included in the Company's consolidated statement of operations from the acquisition date are as follows (in thousands):

For the year ended December 31, 2011 Recast
Revenues	$846,682
Net income	$74,960

        The unaudited supplemental pro forma information presented below includes the effects of the Western Coal acquisition as if it had been completed as of January 1, 2010. The pro forma results include (i) the impact of certain estimated fair value adjustments, including additional estimated depreciation and depletion expense associated with the acquired mineral interests and property, plant and equipment and (ii) interest expense associated with debt used to fund the acquisition. The pro forma results for the year ended December 31, 2010 include adjustments for the financial impact of certain acquisition related items incurred during the year ended December 31, 2011. Accordingly, the following unaudited pro forma financial information should not be considered indicative of either future results or results that might have occurred had the acquisition been consummated as of January 1, 2010 (in thousands):

	For the years ended December 31,
	2011	2010
Revenues	$2,795,566	$2,358,040
Net income	$418,419	$342,693

        North River Mine    On May 6, 2011, the Company acquired the North River thermal coal mine in Fayette and Tuscaloosa Counties of Alabama from a subsidiary of Chevron Corporation for $1.1 million in cash and the assumption of certain liabilities totaling approximately $90.9 million, including a $70.0 million below-market coal sales contract liability. The below-market contract has a remaining term of 26 months as of December 31, 2011 and such contracts acquired in a business combination are recorded at their fair value with this fair value being amortized into revenues over the tons of coal sold during the contract term. The Company has recognized goodwill of $1.7 million. None of the goodwill is expected to be tax deductible. The purchase consideration has been allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. The inclusion of this business for the current period did not have a material impact on either the Company's revenues or operating income, and the Company does not expect the results of this business to have a material effect on future operating results.

        HighMount Exploration & Production Alabama, LLC    On May 28, 2010, the Company acquired 100% of the issued and outstanding membership interests of HighMount Exploration & Production Alabama, LLC's ("HighMount") coal bed methane business for a cash payment of $210.0 million and renamed the business Walter Black Warrior Basin, LLC ("WBWB"). The fair value of the assets acquired and liabilities assumed totaled $217.6 million and $7.6 million, respectively. The Company incurred acquisition costs related to the purchase of approximately $2.7 million during the year ended December 31, 2010, which is included in selling, general and administrative expenses in the Company's Consolidated Statement of Operations. The acquisition of the coal bed methane operations included approximately 1,300 existing conventional gas wells, pipeline infrastructure and related equipment located adjacent to the Company's existing underground mining and coal bed methane business in Alabama. Current proven reserves are approximately 79 bcf (billion cubic feet), with annual coal bed methane production of approximately 8.0 bcf expected. The acquisition of this natural gas business, included in the U.S. Operations segment, helps ensure that future coal production areas will be properly degasified, thereby improving safety and operating efficiency of the Company's existing underground metallurgical coal production.

        WBWB's financial results have been included in the Company's financial statements since the date of acquisition. The inclusion of this business for 2010 and 2011 did not have a material impact on either the Company's revenues or operating income and the Company does not expect the results of this business to have a material impact in the foreseeable future. Assets acquired and liabilities assumed were recorded at estimated fair value as of the acquisition date. Fair values were determined using the income, cost and market price valuation methods as deemed appropriate. The following table summarizes the fair value of the assets acquired and liabilities assumed at the acquisition date (in thousands):

Fair value of assets acquired and liabilities assumed:
Receivables	$5,439
Other current assets	340
Property, plant and equipment	210,323
Identifiable intangible asset	1,505

Total assets	217,607

Accounts payable & accrued liabilities	(4,282)
Asset retirement obligations	(3,361)

Total liabilities	(7,643)

Net assets acquired	$209,964